Exhibit 10.21.12

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

TWELFTH AMENDMENT TO CREDIT AGREEMENT

THIS TWELFTH AMENDMENT TO CREDIT AGREEMENT, dated as of November 1, 2019 (this “Amendment”) is by and between QUICKEN LOANS INC. (the “Borrower”) and FIFTH THIRD BANK (the “Lender”).

RECITALS

A.                                    The Borrower and the Lender are parties to a Credit Agreement dated as of December 30, 2013, as amended by the First Amendment to Credit Agreement dated as of April 21, 2014, as amended by the Second Amendment to Credit Agreement dated as of December 29, 2014, as amended by the Third Amendment to Credit Agreement dated as of April 24, 2015, as amended by the Fourth Amendment to Credit Agreement dated as of December 23, 2015, but effective as of December 29, 2015, as amended by the Fifth Amendment to Credit Agreement dated March 1, 2016, as amended by the Sixth Amendment to Credit Agreement dated February 28, 2017, as amended by the Seventh Amendment to Credit Agreement dated May 24, 2017, as amended by the Eighth Amendment to Credit Agreement dated October 3, 2017, but effective as of September 1, 2017, as amended by the Ninth Amendment to Credit Agreement dated as of November 29, 2017, as amended by the Tenth Amendment to Credit Agreement dated as of February 28, 2018, and as amended by the Eleventh Amendment to Credit Agreement dated February 28, 2019 (as amended and as may be further amended or restated from time to time, the “Credit Agreement”).

B.                                    The parties now desire to amend certain terms of the Credit Agreement as set forth herein.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I AMENDMENTS. Subject to Article III hereof, the Credit Agreement is amended as follows:

1.1                               The following definitions are added to Section 1.01 of the Credit Agreement in their appropriate alphabetical location:

“Twelfth Amendment” means the Twelfth Amendment to Credit Agreement dated as of November 1, 2019 between Borrower and Lender.

“Twelfth Amendment Effective Date” means November 1, 2019.

1.2                               The following definition in Section 1.01 of the Credit Agreement is amended to read as follows:

“RHI Financing” means up to a [***] unsecured, revolving credit facility provided to Borrower by Rock Holdings on the terms and conditions described on Exhibit A to the Seventh Amendment to Credit Agreement (and any replacements or refinancings thereof in an equal or lesser amount and on terms and conditions substantially similar to those on Exhibit A) so long as at all times the RHI Financing is subject to the terms of the Agreement Regarding RHI Credit Facility dated on or about the Twelfth Amendment Effective Date by and between Lender, Borrower, and Rock Holdings.

ARTICLE II REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to Lender that:

2.1                               The execution, delivery, and performance of this Amendment are within its powers, have been duly authorized by all necessary company action and are not in contravention of any law, the terms of its Articles of Incorporation or By-Laws, as applicable, or of any undertaking to which it is a party or by which it or its properties is bound.

2.2                               This Amendment is the legal, valid, and binding obligation of the Borrower, enforceable against it in accordance with the respective terms hereof.

2.3                               After giving effect to the amendments herein contained, the representations and warranties in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and no Event of Default or Default exists or is continuing on the date hereof.

ARTICLE III CONDITIONS OF EFFECTIVENESS.

This Amendment is effective as of the date hereof when each of the following conditions is satisfied:

3.1                               This Amendment is duly executed on behalf of the Borrower and the Lender.

3.2                               Such other documents and items, and completion of such other matters in connection with this Amendment, as the Lender may reasonably request.

ARTICLE IV MISCELLANEOUS.

4.1                               From and after the date of this Amendment, references in the Credit Agreement or in any other Loan Document to the Credit Agreement are treated as references to the Credit Agreement as amended by this Amendment and as further amended from time to time.

4.2                               The Obligations are due and owing without setoff, counterclaim, or defense.

4.3                               Terms used but not defined herein shall have the same meanings as in the Credit Agreement.

4.4                               This Amendment is governed by and construed in accordance with the laws of the State of Michigan.

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4.5                               The Borrower agrees to pay the reasonable fees and expenses of counsel for the Lender in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby.

4.6                               This Amendment may be signed in any number of counterparts, with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile signatures and electronic signatures sent in PDF format are treated as originals.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

QUICKEN LOANS INC.

By:	/s/ Julie Booth
Julie Booth, Chief Financial Officer and Treasurer

SIGNATURE PAGE TO TWELFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK

By:	/s/ Yasmeen Jasey
Yasmeen Jasey, Vice President

SIGNATUR PAGE TO TWELFTH AMENDMENT TO CREDIT AGREEMENT

REAFFIRMATION

The undersigned is a party to the Agreement Regarding RHI Credit Facility dated on or about the date of this Twelfth Amendment with Lender (the “Related Agreement”). To induce Lender to enter into the Twelfth Amendment to Credit Agreement, and for other good and valuable consideration the adequacy and receipt of which is acknowledged, the undersigned agrees that:

1.                                      The Related Agreement remains in full force and effect, is ratified and confirmed, remains binding on us, and extends to and covers all Obligations. All references to the Credit Agreement in the Related Agreement are to the Credit Agreement as amended by the Twelfth Amendment. All of Borrower’s Obligations and Indebtedness to Lender (including under the Credit Agreement as amended by the Twelfth Amendment) are part of the Fifth Third Bank Debt (as defined in the Related Agreement).

2.                                      We consent to the Twelfth Amendment, we represent that we have read all of the Twelfth Amendment and its Exhibits, and we agree that the Recitals are accurate.

3.                                      Lender does not have to obtain our consent or reaffirmation to any other agreements or modifications to the Loan Documents or Lender’s relationship with Borrower.

[Signature Pages Follow]

ROCK HOLDINGS, INC.

By:	/s/ Julie Booth
Julie Booth, Chief Financial Officer and Treasurer

SIGNATURE PAGE TO REAFFIRMATION